FIRST HARALSON CORPORATION AND SUBSIDIARIES

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets

As of June 30, 2007 and December 31, 2006

	June 30, 2007	December 31, 2006
	(unaudited)	(audited)
Assets

Cash and due from banks	$5,862,732	4,790,465
Interest-bearing demand deposits with other banks	2,333,476	4,830,782
Federal funds sold	9,241,000	7,056,000

Cash and cash equivalents	17,437,208	16,677,247

Securities available for sale	42,513,519	46,792,288
Other Investments	834,580	1,022,980
Loans, net	137,640,687	138,218,201
Premises and equipment, net	6,817,148	7,012,815
Cash surrender value of life insurance	3,561,288	3,497,448
Accrued interest receivable and other assets	2,286,832	2,156,183

	$211,091,262	215,377,162

Liabilities and Stockholders’ Equity

Deposits:
Demand	$21,282,014	13,011,559
Interest bearing demand	45,443,566	51,741,944
Savings	9,905,136	9,344,167
Time	104,135,148	102,840,960

Total deposits	180,765,864	176,938,630

Federal Home Loan Bank advances	7,500,000	10,000,000
Accrued interest payable and other liabilities	3,845,601	2,729,029
Total liabilities	192,111,465	189,667,659

Commitments
Stockholders’ equity:
Common stock, Class A voting $1 par value, 25,000 shares authorized;
20,216 and 20,216 shares issued and outstanding	20,216	20,216
Common stock, Class B voting $1 par value, 225,000 shares authorized;
183,041 and 183,041 shares issued and outstanding	183,041	183,041
Additional paid-in capital	417,773	417,773
Retained earnings	18,400,271	24,887,348
Accumulated other comprehensive income (loss)	(41,504)	201,125

Total stockholders’ equity	18,979,797	25,709,503

	$211,091,262	215,377,162

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Earnings

For the Three Months Ended June 30, 2007 and 2006
(unaudited)

	For the Three Months Ended
	June 30, 2007	June 30, 2006
Interest income:
Interest and fees on loans	$2,851,134	2,567,039
Interest on federal funds sold	156,303	59,007
Interest on investment securities:
U.S. Government agencies	286,998	328,665
State, county and municipal	215,708	213,496
Other	-	8,492

Total interest income	3,510,143	3,176,699

Interest expense:
Interest on deposits:
Demand	276,803	254,126
Savings	12,044	14,102
Time	1,349,951	934,637
Interest on FHLB and other borrowings	89,504	26,218

Total interest expense	1,728,302	1,229,083

Net interest income	1,781,841	1,947,616

Provision for loan losses	3	30,000

Net interest income after provision for loan losses	1,781,838	1,917,616

Other income:
Service charges on deposit accounts	606,038	555,865
Gain (loss) on sale of assets	138,351	(25,764)
Brokerage fees	38,450	31,125
Miscellaneous	65,075	98,042

Total other income	847,914	659,268

Other expenses:
Salaries and employee benefits	2,110,730	1,152,329
Occupancy	368,523	216,799
Other operating	406,886	474,237

Total other expenses	2,886,139	1,843,365

Earnings before income taxes	(256,387)	733,519

Income tax (benefit) expense	(37,655)	176,845

Net (loss) earnings	$(218,732)	556,674

Basic and diluted earnings per share	$(1.08)	2.74

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

For the Three Months Ended June 30, 2007 and 2006
(unaudited)

	For the Three Months Ended
	June 30, 2007	June 30, 2006

Net (loss) earnings	$(218,732)	556,674
Other comprehensive loss, net of tax:
Unrealized losses on investment
securities available for sale:
Unrealized losses arising during the period	(425,461)	(387,759)
Associated income tax benefit	144,657	131,838

Other comprehensive income (loss)	(280,804)	(255,921)

Comprehensive (loss) income	$(499,536)	300,753

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Earnings

For the Six Months Ended June 30, 2007 and 2006
(unaudited)

	For the Six Months Ended
	June 30, 2007	June 30, 2006
Interest income:
Interest and fees on loans	$5,619,660	4,844,630
Interest on federal funds sold	311,116	200,806
Interest on investment securities:
U.S. Government agencies	590,920	629,338
State, county and municipal	435,938	423,731
Other	18,334	18,924

Total interest income	6,975,968	6,117,429

Interest expense:
Interest on deposits:
Demand	598,261	460,951
Savings	23,722	27,785
Time	2,656,962	1,773,821
Interest on FHLB and other borrowings	199,914	48,163

Total interest expense	3,478,859	2,310,720

Net interest income	3,497,109	3,806,709

Provision for loan losses	6	60,000

Net interest income after provision for loan losses	3,497,103	3,746,709

Other income:
Service charges on deposit accounts	1,121,473	1,071,300
Gain (loss) on sale of assets	1,228,431	(28,088)
Brokerage fees	81,974	92,696
Miscellaneous	203,848	195,574

Total other income	2,635,726	1,331,482

Other expenses:
Salaries and employee benefits	3,260,553	2,270,967
Occupancy	644,770	431,777
Other operating	820,246	878,558

Total other expenses	4,725,569	3,581,302

Earnings before income taxes	1,407,260	1,496,889

Income taxes	449,109	370,774

Net earnings	$958,151	1,126,115
Basic and diluted earnings per share	$4.71	5.54

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

For the Six Months Ended June 30, 2007 and 2006
(unaudited)

	For the Six Months Ended
	June 30, 2007	June 30, 2006

Net earnings	$958,151	1,126,115
Other comprehensive loss, net of tax:
Unrealized losses on investment
securities available for sale:
Unrealized losses arising during the period	(367,620)	(596,823)
Associated income tax benefit	124,991	202,920

Reclassification adjustment for realized
losses included in net earnings
Realized losses arising during the period	-	(5,900)
Associated income tax benefit	-	2,006

Other comprehensive income (loss)	(242,629)	(397,797)

Comprehensive income	$715,522	728,318

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows

For the Six Months Ended June 30, 2007 and 2006
(unaudited)

	For the Six Months Ended
	June 30, 2007	June 30, 2006

Cash flows from operating activities:
Net earnings	$958,151	1,126,115
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation, amortization and accretion	275,009	220,614
Provision for loan losses	6	60,000
Loss on sale of securities available for sale	-	5,900
Gain on sale of other investment	(1,090,080)	-
(Gain) loss on sale or disposal of premises and equipment	(138,351)	22,188
Increase in cash surrender value of life insurance	(63,840)	(62,281)
Change in:
Other assets	(130,649)	(164,866)
Other liabilities	1,241,563	393,337

Net cash provided by operating activities	1,051,809	1,601,007

Cash flows from investing activities:
Proceeds from maturities of securities available for sale	3,887,373	496,482
Purchases of securities available for sale	-	(3,826,476)
Proceeds from sale of securities available for sale	-	494,100
Purchases of other investments	-	(9,200)
Proceeds from sale of other investments	1,278,480	-
Net change in loans	577,508	(10,685,960)
Purchases of premises and equipment	(87,215)	(1,803,960)
Proceeds from the sale of premises and equipment	170,000	184,000

Net cash provided (used) by investing activities	5,826,146	(15,151,014)

Cash flows from financing activities:
Net change in deposits	3,827,234	5,058,274
Repayment of FHLB Advances	(2,500,000)	-
Net change in federal funds purchased	-	2,000,000
Dividends paid	(7,445,228)	(218,230)

Net cash provided (used) by financing activities	(6,117,994)	6,840,044

Change in cash and cash equivalents	759,961	(6,709,963)
Cash and cash equivalents at beginning of period	16,677,247	16,942,067
Cash and cash equivalents at end of period	17,437,208	10,232,104

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued

For the Six Months Ended June 30, 2007 and 2006
(unaudited)

	For the Six Months Ended
	June 30, 2007	June 30, 2006

Supplemental disclosure of cash flow information:
Cash paid during the quarter for:
Interest	$3,231,629	2,270,299
Income taxes	435,510	559,641

Non-cash investing and financing activities:
Transfer of loans to other assets	-	103,273
Change in unrealized gains/losses on
securities available for sale, net of tax	(242,629)	(397,797)

See accompanying notes to unaudited consolidated financial statements.

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Notes to Consolidated Financial Statements

June 30, 2007
(unaudited)

(1)	Basis of Presentation

The consolidated financial statements include the accounts of the Company and the Bank. All significant inter-company accounts have been eliminated in consolidation.

The accompanying unaudited interim consolidated financial statements reflect all adjustments which, in the opinion of management, are necessary to present fairly the Company’s financial position as of June 30, 2007, and the results of its operations and its cash flows for the three- and six-month periods then ended. All such adjustments are normal and recurring in nature. The financial statements included herein should be read in conjunction with the consolidated financial statements, related notes thereto and the report of independent certified public accounting firm included in the Company’s Annual Report, which included the results of operations for the years ended December 31, 2006, 2005 and 2004.

(2)	Net Earnings (Loss) Per Share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share. For all periods presented, there are no potential common stock equivalent shares outstanding. Therefore, basic earnings (loss) per share equals diluted earnings (loss) per share.

Reconciliation of the amounts used in the computation of both basic and diluted earnings per share for the periods ended June 30, 2007 and June 30, 2006 are as follows:

	For the Quarter Ended June 30, 2007
		Common	Loss
	Net Loss	Shares	per Share

Basic and dilutive loss per share	$(218,732)	203,257	$(1.08)

	For the Quarter Ended June 30, 2006
		Common	Earnings
	Net Earnings	Shares	per Share

Basic and dilutive earnings per share	$556,674	203,257	$2.74

	For the Six Months Ended June 30, 2007
		Common	Earnings
	Net Earnings	Shares	per Share

Basic and dilutive earnings per share	$958,151	203,257	$4.71

	For the Six Months Ended June 30, 2006
		Common	Earnings
	Net Earnings	Shares	per Share

Basic and dilutive earnings per share	$1,126,115	203,257	$5.54

FIRST HARALSON CORPORATION AND SUBSIDIARIES
Notes to Consolidated Financial Statements

June 30, 2007
(unaudited)

(3)	Recent Accounting Pronouncements

The Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the Financial Accounting Standards Board ("FASB") issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities.  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  The statement is expected to expand the use of fair value measurement, which is consistent with FASB's long-term measurement objectives for accounting for financial instruments.  The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007; however, it includes an early adoption provision allowing entities to adopt within 120 days of their most recent fiscal year-end.  The Company has decided not to implement SFAS No. 159 until January 2008.

(4)	Employee Benefit Plans

The Bank has a post-retirement benefit plan to provide retirement benefits to its key officers and to provide death benefits for their designated beneficiaries. Under the plan, the Bank purchased whole life insurance contracts on the lives of each key officer. The increase in cash surrender value of the contracts, less the Bank’s cost of funds, constitutes the Bank’s contribution to the plan each year. In the event the insurance contracts fail to produce positive returns, the Bank has no obligation to contribute to the plan. Expenses of approximately $1,064,000, and $136,000 for the six months ended June 30, 2007 and 2006 have been recognized for this plan. In June of 2007, the Company recognized approximately $908,000 of expense related to required accruals under the change of control provisions of the Supplemental Executive Retirement Benefit Agreements.

(5)	Material Business Combination

On January 22, 2007, WGNB Corp. entered into an agreement and plan of reorganization by and among WGNB Corp., West Georgia National Bank, First Haralson Corporation, and First National Bank of Georgia whereby First Haralson Corporation will be merged with and into WGNB Corp. by acquisition of 100 percent of the outstanding common shares of First Haralson Corporation and, concurrently, First National Bank of Georgia will be merged into West Georgia National Bank.

The transaction was approved by both companies’ shareholders and it closed on June 29, 2007 with an effective date of July 1, 2007. Upon the closing of the transaction, West Georgia National Bank changed its name to First National Bank of Georgia. The results of operations of the Company will be included in WGNB Corp.’s consolidated financial statements from the date of acquisition, July 1, 2007.

Under the terms of the merger agreement, First Haralson Corporation’s shareholders elected to receive cash, WGNB Corp. common stock, or a combination of the two. The shareholders made their elections and, in the aggregate, chose cash consideration in the amount of $16,315,423 and shares of WGNB Corp. stock in the amount of 1,055,149 valued at $27.25 per share for total consideration totaling $45,068,233 at the date of the closing. In addition, the terms of the merger agreement allowed First Haralson Corporation to pay a one-time, special dividend not to exceed $7,250,000 in the aggregate, or approximately $35.67 per share, for each First Haralson Corporation share to First Haralson Corporation shareholders prior to the closing of the transaction.